EXHIBIT 99.6

PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”), dated as of April 29, 2003, is by and among Security Capital Research & Management Incorporated (“INVESTMENT ADVISER”), the client accounts of INVESTMENT ADVISER, as set forth on Schedule A (each a “PURCHASER” and collectively the “PURCHASERS”), and Nationwide Health Properties, Inc., a Maryland corporation (the “SELLER”).

WHEREAS, the PURCHASERS desire to purchase from the SELLER, and the SELLER desires to issue and sell to the PURCHASERS, in the aggregate 3,000,000 shares of common stock of SELLER, par value $0.10 per share (the “Shares”), with the number of Shares acquired by each PURCHASER set forth on Schedule A.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.    Purchase and Sale.    Subject to the terms and conditions hereof, the PURCHASERS hereby agree to purchase from the SELLER, and the SELLER agrees to issue and sell to the PURCHASERS, the Shares at a price per share of $12.00 for an aggregate purchase amount of $36,000,000 (the “Purchase Price”).

2.    Representations and Warranties of INVESTMENT ADVISER.    The INVESTMENT ADVISER Regarding the PURCHASERS, with discretionary authority from each of the PURCHASERS, hereby warrants that:

(a)    Due Authorization.    Each PURCHASER is duly authorized to purchase the Shares. This Agreement has been duly authorized, executed and delivered by each PURCHASER and constitutes a legal, valid and binding agreement of each PURCHASER, enforceable against each PURCHASER in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

(b)    Prospectus and Draft Prospectus Supplement.    The INVESTMENT ADVISER has received a copy of the SELLER’s Basic Prospectus (as defined below) dated April 19, 1998, and a draft Prospectus Supplement (as defined below) dated April 29, 2003.

(c)    Ownership of Shares of Common Stock.    As of the date hereof, based on the actual knowledge of the INVESTMENT ADVISER, no PURCHASER, together with its respective subsidiaries and affiliates, owns 5% or more of the issued and outstanding shares of common stock, par value $0.10 per share, of the SELLER.

3.    Representations and Warranties of SELLER.    The SELLER represents and warrants that:

(a)    The SELLER meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”). The SELLER’s Registration Statement (as defined below) was declared effective by the by the SEC (as defined below) and the SELLER has filed such post-effective amendments thereto as may be required prior to the execution of this Agreement and each such post-effective amendment became effective. The SEC has not issued, and to the SELLER’s knowledge, the SEC does not intend nor has it threatened to issue, a stop order with respect to the Registration Statement, nor has it otherwise suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, nor, to the SELLER’s knowledge, does it intend or has it threatened to do so. On the effective date, (i) the Registration Statement complied in all material respects with the requirements of the Act and the rules and regulations promulgated under the Act (the “Regulations”); at the effective date the Basic Prospectus (as defined below) complied, and at the Closing (as defined below) the Prospectus (as defined below) will comply, in all material respects with the requirements of the Act and the Regulations; and (ii) the Registration Statement at the effective date and as amended or supplemented on the date hereof and at the Closing did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus as of any such time, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Prospectus made in reliance upon and in conformity with information furnished to the SELLER in writing by any of the PURCHASERS expressly for use in the Prospectus. As used in this Agreement, the term “Registration Statement” means the “shelf” registration statement on Form S-3 (File No. 333-17061) as declared effective by the Securities and Exchange Commission (the “SEC”), including exhibits, financial statements, schedules and documents incorporated by reference therein. The term “Basic Prospectus” means the prospectus included in the Registration Statement. The term “Prospectus Supplement” means the prospectus supplement specifically relating to the Shares as shall be filed with the SEC pursuant to Rule 424 under the Act in connection with the sale of the Shares hereunder. The term “Prospectus” means the Basic Prospectus and the Prospectus Supplement. Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date hereof or the date of the Prospectus, as the case may be, and any reference herein to any amendment or supplement to the

Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date and through the date of such amendment or supplement under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and so incorporated by reference.

(b)    Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the SELLER and the subsidiaries of the SELLER, if any (the “Subsidiaries”) considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the SELLER or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the SELLER and its Subsidiaries considered as one enterprise, and (iii) other than regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the SELLER on any class of its shares of capital stock.

(c)    The SELLER has been duly organized and is validly existing in good standing under the laws of the State of Maryland. Each Subsidiary of the SELLER which is a significant subsidiary (each a “Significant Subsidiary”) as defined in Rule 405 of Regulation C of the Act has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. Each of the SELLER and its Significant Subsidiaries has corporate, limited partnership or limited liability company power and authority, as the case may be, to own and lease its properties and to conduct its business as described in the Prospectus; and each of the SELLER and its Significant Subsidiaries is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the SELLER and its Significant Subsidiaries considered as one enterprise.

(d)    As of the date hereof, the authorized capital stock of the SELLER consisted of 100,000,000 shares of common stock, par value $0.10 per share, and 5,000,000 shares of preferred stock, par value $1.00 per share, of which 49,172,216 shares of common stock and 1,000,000 shares of 7.677% Series A Cumulative Preferred Stock are issued and outstanding. The issued and outstanding shares of common stock and preferred stock of SELLER have been duly authorized and validly issued and are fully paid and non-assessable; the Shares have been duly authorized, and when issued and delivered as contemplated hereby, will be validly issued, fully paid and non-assessable and will be listed, subject to notice of issuance, on the New

York Stock Exchange, effective as of the Closing; the Shares conform to all statements relating thereto contained in the Prospectus; and the issuance of the Shares is not subject to preemptive or other similar rights.

(e)    Neither the SELLER nor any of its Significant Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the SELLER or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the SELLER or any of its Significant Subsidiaries is subject where such violation or default would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the SELLER and its Subsidiaries considered as one enterprise; and, the execution, delivery and performance of this Agreement, and the issuance and delivery of the Shares and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action and will not conflict with or constitute a material breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the SELLER or any of its Significant Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the SELLER or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the SELLER or any of its Significant Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Amended and Restated Articles of Incorporation, as amended, Bylaws or other organizational documents of the SELLER or any of its Significant Subsidiaries or any applicable law, administrative regulation or administrative or court decree.

(f)    The SELLER is organized in conformity with the requirements for qualification and, as of the date hereof and as of the Closing, operates in a manner that qualifies it as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and will be so qualified after giving effect to the sale of the Shares.

(g)    The SELLER is not required to be registered under the Investment Company Act of 1940, as amended.

(h)    There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the SELLER, threatened or contemplated, against or affecting the SELLER or any of its Subsidiaries, which is required to be disclosed in the Prospectus (other than as disclosed therein), or which is more likely than not to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the SELLER and its Subsidiaries considered as one enterprise, or which is more likely than not to materially and adversely affect their respective property or assets or which is more likely than not to materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the SELLER or any of its Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to its business, are, considered in the aggregate, not material to the business of the SELLER and its Subsidiaries considered as one enterprise.

(i)    No authorization, approval or consent of any court or United States federal or state governmental authority or agency is necessary in connection with the sale of the Shares hereunder, except such as may be required under the Act or the Regulations or state securities laws or real estate syndication laws.

(j)    The SELLER and its Subsidiaries possess such material certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them, and neither the SELLER nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the SELLER and its Subsidiaries considered as one enterprise, nor, to the knowledge of the SELLER, are any such proceedings threatened or contemplated.

(k)    The SELLER has corporate power and corporate authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the SELLER and constitutes a legal, valid and binding agreement of SELLER, enforceable against SELLER in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

(l)    The SELLER has good and marketable title to all of the properties and assets reflected in the audited financial statements contained in the Prospectus, subject to no lien, mortgage, pledge or encumbrance of any kind except those reflected in such financial statements (or as otherwise described in the Prospectus) or which are not material or which constitute customary provisions of mortgage loans secured by the

SELLER’s properties creating obligations of the SELLER with respect to proceeds of the properties, environmental liabilities and other customary protections for the mortgagees.

(m)    The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were filed with the SEC, complied in all material respects with the requirements of the Act and the Regulations or Exchange Act and the rules and regulations of the SEC thereunder (the “1934 Act Regulations”), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(n)    The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the Act and the Regulations.

(o)    The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the SELLER and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the SELLER and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and Prospectus. In addition, any pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the SEC’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All historical financial statements and information and all pro forma financial statements and information relating to the SELLER or any entity acquired or to be acquired by the SELLER required by the Act, the Regulations, the Exchange Act and the 1934 Act Regulations

are included, or incorporated by reference, in the Registration Statement and Prospectus.

4.    Representation and Warranty of the INVESTMENT ADVISER Regarding the INVESTMENT ADVISER.    To induce the SELLER to enter into this Agreement, the INVESTMENT ADVISER hereby represents and warrants that:

(a)    It is an investment adviser duly registered with the SEC under the Investment Advisers Act of 1940.

(b)    It has been duly authorized to act as investment adviser on behalf of each PURCHASER.

(c)    It has the power and authority to enter into and execute this Agreement on behalf of each PURCHASER.

(d)    This Agreement has been duly executed and delivered by INVESTMENT ADVISER and constitutes a legal, valid and binding agreement of INVESTMENT ADVISER, enforceable against it in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

5.    Conditions to Obligations of the Parties.    As a condition to Closing, (i) each of the representations and warranties of the parties hereto shall be true and correct in all respects, (ii) the New York Stock Exchange shall have approved the Shares for listing upon notice of issuance, (iii) the PURCHASERS shall have received an opinion from O’Melveny & Myers LLP, dated as of May 1, 2003, substantially in the form attached hereto as Exhibit A, (iv) the PURCHASERS shall have received an opinion from Venable, Baetjer & Howard, LP, dated as of May 2, 2003, substantially in the form attached hereto as Exhibit B, (v) the PURCHASERS shall have received a comfort letter from Ernst & Young LLP, dated as of May 2, 2003, substantially in the form attached hereto as Exhibit C, (vi) the PURCHASERS shall have received the Officer’s Certificate substantially in the form attached hereto as Exhibit D and (vii) the PURCHASERS shall have received the Secretary’s Certificate substantially in the form attached hereto as Exhibit E.

6     Closing.    The transactions contemplated hereby shall be consummated on May 2, 2003, or such other time as shall be agreed upon by the INVESTMENT ADVISER and the SELLER (such time and date of payment and delivery being herein called the “Closing”). At the Closing, settlement shall occur through Jeffries & Company, or an affiliate thereof, on a delivery versus payment basis through the DTC ID System.

7.    Governing Law.    This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York, without regard to conflict of laws principles.

8.    Entire Agreement.    This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

9.    Counterparts.    This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation

By:	/s/ MARK L. DESMOND
Name: Mark L. Desmond Title: Senior Vice President & Chief Financial Officer

INVESTMENT ADVISER, on behalf of itself and each PURCHASER set forth on Schedule A

By:	/s/ KENNETH STATZ
Name: Kenneth Statz Title: Managing Director